                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 99.8

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 12, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

         End of Period Collection Account Balance as of Prior Payment Date:                               $ 1,486,680.12
         Available Funds:
              Contract Payments due and received in this period                                             6,195,202.09
              Contract Payments due in prior period(s) and received in this period                            370,499.11
              Contract Payments received in this period for next period                                       190,157.57
              Sales, Use and Property Tax, Maintenance, Late Charges                                          184,053.99
              Prepayment Amounts related to early termination in this period                                1,598,836.11
              Servicer Advance                                                                              2,050,968.03
              Proceeds received from recoveries on previously Defaulted Contracts                                   0.00
              Transfer from Reserve Account                                                                10,322,299.76
              Interest earned on Collection Account                                                             7,904.89
              Interest earned on SPG Account                                                                    2,221.81
              Proceeds from repurchase of Contracts per Contribution and Servicing
               Agreement Section 5.03                                                                               0.00
              Amounts paid per Contribution and Servicing Agreement Section 7.01
               (Substituted contract < Predecessor contract)                                                        0.00
              Due from Bank of America Derivative Settlement                                                        0.00
              Any other amounts                                                                                     0.00

                                                                                                          --------------
         Total Available Funds                                                                             22,408,823.48
         Less: Amounts to be Retained in Collection Account                                                 1,397,520.69
                                                                                                          --------------
         AMOUNT TO BE DISTRIBUTED                                                                          21,011,302.79
                                                                                                          ==============

         DISTRIBUTION OF FUNDS:
              1.     To Trustee -  Fees  (paid from Servicers Fees, see section X.)                                 0.00
              2.     To Servicer, any unreimbursed Nonrecoverable Advances or
                      Servicer Advances                                                                       577,741.85
              3.     To Bank of America Derivative Settlement                                                 304,869.44
              4.     To Noteholders (See Note Principal & Interest Calculations
                     attached)
                          a) Class A1 Principal and Interest                                                        0.00
                          a) Class A2a Principal (distributed after A1 Note
                             matures) and Interest                                                          4,626,220.87
                          a) Class A2b Principal (distributed after A2 Note
                             matures) and Interest                                                          4,631,980.21
                          a) Class A3a Principal (distributed after A3 Note
                             matures) and Interest                                                            277,220.00
                          a) Class A3b Principal (distributed after A4 Note
                             matures) and Interest                                                            258,000.00
                          b) Class B Principal and Interest                                                   173,134.66
                          c) Class C Principal and Interest                                                   352,506.98
                          d) Class D Principal and Interest                                                   229,418.39
                          e) Class E Principal and Interest                                                   314,109.93

              5.     To Reserve Account for Requirement per Indenture Agreement
                     Section 3.08                                                                           8,850,712.68
              6.     To Issuer - Residual Principal and Interest and Reserve
                     Account Distribution
                          a) Residual Interest (Provided no Restricting or
                             Amortization Event in effect)                                                          0.00
                          b) Residual Principal (Provided no Restricting or
                             Amortization Event in effect)                                                          0.00
                          c) Reserve Account Distribution (Provided no Restricting
                             or Amortization Event in effect)                                                       0.00
              7.     To Servicer, Tax, Maintenance, Late Charges and Bank interest
                     earned and any other amounts                                                             194,180.69
              8.     To Servicer, Servicing Fee and other Servicing Compensations                             221,207.11
                                                                                                          --------------
         TOTAL FUNDS DISTRIBUTED                                                                           21,011,302.79
                                                                                                          ==============
                                                                                                          --------------
         End of Period Collection Account Balance {Includes Payments in Advance
          & Restricting Event Funds (if any)}                                                               1,397,520.69
                                                                                                          ==============

II. RESERVE ACCOUNTS

Beginning Balance                                                                           200,000.00     10,309,748.47
         - Add Investment Earnings                                                              151.11         12,400.18
         - Add Transfer from Certificate Account (To Satisfy Reserve Account
           Requirement)                                                                                     8,850,712.68
         - Less Distribution to Certificate Account                                             151.11     10,322,148.65
                                                                                        --------------    --------------
End of period balance                                                                       200,000.00      8,850,712.68
                                                                                        ==============    ==============

Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required            --------------    --------------
Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.       200,000.00     11,560,273.87
                                                                                        ==============   ===============

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 12, 2003


III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Pool A                                                        261,899,819.33
                          Pool B                                                         46,728,015.23
                                                                                        --------------
                                                                                                          308,627,834.56

Class A Overdue Interest, if any                                                                  0.00
Class A Monthly Interest - Pool A                                                           481,500.64
Class A Monthly Interest - Pool B                                                            86,225.48

Class A Overdue Principal, if any                                                                 0.00
Class A Monthly Principal - Pool A                                                        7,140,492.50
Class A Monthly Principal - Pool B                                                        2,085,202.46
                                                                                        --------------
                                                                                                            9,225,694.96

Ending Principal Balance of the Class A Notes
                          Pool A                                                        254,759,326.83
                          Pool B                                                         44,642,812.77
                                                                                        --------------
                                                                                                          --------------
                                                                                                          299,402,139.60
                                                                                                          ==============

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Class A1                                                                0.00
                          Class A2a                                                      11,713,917.28
                          Class A2b                                                      11,713,917.28
                          Class A3a                                                     199,200,000.00
                          Class A3b                                                      86,000,000.00
                                                                                        --------------

Class A Monthly Interest                                                                                  308,627,834.56
                          Class A1 (Actual Number Days/360)                                       0.00
                          Class A2a(Actual Number Days/360)                                  13,373.39
                          Class A2b                                                          19,132.73
                          Class A3a(Actual Number Days/360)                                 277,220.00
                          Class A3b                                                         258,000.00
                                                                                        --------------

Class A Monthly Principal
                          Class A1                                                                0.00
                          Class A2a                                                       4,612,847.48
                          Class A2b                                                       4,612,847.48
                          Class A3a                                                               0.00
                          Class A3b                                                               0.00
                                                                                        --------------
                                                                                                            9,225,694.96

Ending Principal Balance of the Class A Notes
                          Class A1                                                                0.00
                          Class A2a                                                       7,101,069.80
                          Class A2b                                                       7,101,069.80
                          Class A3a                                                     199,200,000.00
                          Class A3b                                                      86,000,000.00
                                                                                        --------------    --------------
                                                                                                          299,402,139.60
                                                                                                          ==============

Class A3

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 12, 2003

V.  CLASS B NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class B Notes
                          Pool A                                                          4,467,006.16
                          Pool B                                                            796,625.94
                                                                                        --------------
                                                                                                            5,263,632.09

         Class B Overdue Interest, if any                                                         0.00
         Class B Monthly Interest - Pool A                                                   13,401.02
         Class B Monthly Interest - Pool B                                                    2,389.88

         Class B Overdue Principal, if any                                                        0.00
         Class B Monthly Principal - Pool A                                                 121,780.74
         Class B Monthly Principal - Pool B                                                  35,563.02
                                                                                        --------------
                                                                                                              157,343.76

         Ending Principal Balance of the Class B Notes
                          Pool A                                                          4,345,225.42
                          Pool B                                                            761,062.92
                                                                                        --------------    --------------
                                                                                                            5,106,288.33
                                                                                                          ==============

VI. CLASS C NOTE PRINCIPAL BALANCE
         Beginning Principal Balance of the Class C Notes
                          Pool A                                                          8,927,575.69
                          Pool B                                                          1,592,104.00
                                                                                        --------------
                                                                                                           10,519,679.69
         Class C Overdue Interest, if any                                                         0.00
         Class C Monthly Interest - Pool A                                                   32,288.07
         Class C Monthly Interest - Pool B                                                    5,758.11

         Class C Overdue Principal, if any                                                        0.00
         Class C Monthly Principal - Pool A                                                 243,386.00
         Class C Monthly Principal - Pool B                                                  71,074.80
                                                                                        --------------
                                                                                                              314,460.80

         Ending Principal Balance of the Class C Notes
                          Pool A                                                          8,684,189.69
                          Pool B                                                          1,521,029.20
                                                                                        --------------    --------------
                                                                                                           10,205,218.89
                                                                                                          ==============

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 12, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class D Notes
                          Pool A                                                          5,953,862.67
                          Pool B                                                          1,061,785.29
                                                                                        --------------
                                                                                                            7,015,647.96

         Class D Overdue Interest, if any                                                         0.00
         Class D Monthly Interest - Pool A                                                   16,720.43
         Class D Monthly Interest - Pool B                                                    2,981.85

         Class D Overdue Principal, if any                                                        0.00
         Class D Monthly Principal - Pool A                                                 162,315.83
         Class D Monthly Principal - Pool B                                                  47,400.28
                                                                                        --------------
                                                                                                              209,716.11

         Ending Principal Balance of the Class D Notes
                          Pool A                                                          5,791,546.84
                          Pool B                                                          1,014,385.01
                                                                                        --------------    --------------
                                                                                                            6,805,931.86
                                                                                                          ==============

VIII. CLASS E NOTE PRINCIPAL BALANCE
         Beginning Principal Balance of the Class E Notes
                          Pool A                                                          7,440,719.19
                          Pool B                                                          1,326,944.65
                                                                                        --------------
                                                                                                            8,767,663.83

         Class E Overdue Interest, if any                                                         0.00
         Class E Monthly Interest - Pool A                                                   44,148.27
         Class E Monthly Interest - Pool B                                                    7,873.20

         Class E Overdue Principal, if any                                                        0.00
         Class E Monthly Principal - Pool A                                                 202,850.91
         Class E Monthly Principal - Pool B                                                  59,237.54
                                                                                        --------------
                                                                                                              262,088.45

         Ending Principal Balance of the Class E Notes
                          Pool A                                                          7,237,868.27
                          Pool B                                                          1,267,707.11
                                                                                        --------------    --------------
                                                                                                            8,505,575.38
                                                                                                          ==============

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 12, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

          Beginning Residual Principal Balance
                          Pool A                                                         11,377,024.07
                          Pool B                                                          2,493,930.77
                                                                                        --------------
                                                                                                           13,870,954.84

         Residual Interest - Pool A                                                               0.00
         Residual Interest - Pool B                                                               0.00

         Residual Principal - Pool A                                                              0.00
         Residual Principal - Pool B                                                              0.00              0.00

         Ending Residual Principal Balance
                          Pool A                                                         11,377,024.07    --------------
                          Pool B                                                          2,493,930.77     13,870,954.84
                                                                                        --------------    ==============

X. PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                     221,207.11
         - Collection period Trustee Fee                                                                       (7,703.98)
         - Servicer Advances reimbursement                                                                    577,741.85
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                    194,180.69
                                                                                                          --------------
         Total amounts due to Servicer                                                                        985,425.67
                                                                                                          ==============

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 12, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
          at the beginning of the related Collection Period                                               299,950,612.52

         Aggregate Discounted Contract Balance of Additional Contracts acquired
          during Collection Period                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                   7,870,825.97
                                                                                                          --------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
          at the ending of the related Collection Period                                                  292,079,786.55
                                                                                                          ==============

         Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments and Servicer Advances              5,686,630.14

              - Principal portion of Prepayment Amounts                                   1,592,626.60

              - Principal portion of Contracts repurchased under Indenture
                 Agreement Section 4.02                                                           0.00

              - Aggregate Discounted Contract Balance of Contracts that have
                 become Defaulted Contracts during the Collection Period                    591,569.23

              - Aggregate Discounted Contract Balance of Substitute Contracts
                 added during Collection Period                                                   0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts
                 withdrawn during Collection Period                                               0.00

                                                                                        --------------
                     Total Decline in Aggregate Discounted Contract Balance               7,870,825.97
                                                                                        ==============

POOL B

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
          at the beginning of the related Collection Period                                                53,980,760.53

         Aggregate Discounted Contract Balance of Additional Contracts acquired
          during Collection Period                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                   2,298,478.11
                                                                                                          --------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
          at the ending of the related Collection Period                                                   51,682,282.42
                                                                                                          ==============

         Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances             1,541,108.61

              - Principal portion of Prepayment Amounts                                       6,209.51

              - Principal portion of Contracts repurchased under Indenture Agreement
                 Section 4.02                                                                     0.00

              - Aggregate Discounted Contract Balance of Contracts that have become
                 Defaulted Contracts during the Collection Period                           751,159.99

              - Aggregate Discounted Contract Balance of Substitute Contracts added
                 during Collection Period                                                         0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts
                 withdrawn during Collection Period                                               0.00

                                                                                        --------------
                          Total Decline in Aggregate Discounted Contract Balance          2,298,478.11
                                                                                        ==============
                                                                                                          --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                         343,762,068.97
                                                                                                          ==============

                         DVI RECEIVABLES XVIII, 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 12, 2003

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

     POOL A

                                    Discounted                                       Discounted
        Lease #                   Present Value                      Lease #       Present Value
-----------------------------------------------                      ---------------------------
#* 7002469-001 (08/03)              14,288.64
#* 7002469-003 (08/03)               3,427.24
#* 7003145-001 (08/03)             119,023.00
#* 7003091-001 (09/03)              33,567.30
#* 7003951-001 (09/03)              58,639.44
#* 7004553-001 (09/03)              13,809.65
#* 7001665-001 (10/03)              55,517.26
#* 7002542-001 (10/03)              24,938.94
#* 7003812-002 (10/03)             251,031.68
#* 7004515-001 (10/03)              56,948.17
#* 7004538-001 (10/03)              54,868.99
#* 9906114-002 (10/03)              25,458.97
#* 3256-002 (11/03)                 95,927.86
#* 3404-001 (11/03)                948,332.02
#* 2015354-001 (11/03)              22,192.38
#* 7002540-001 (11/03)              27,188.33
#* 7003812-001 (11/03)             100,696.41
#* 2857-002 (12/03)                306,679.70
#* 2010449-001 (12/03)               6,782.27
#* 7000075-001 (12/03)              73,366.16
#* 7001951-001 (12/03)               5,580.52
#* 7002932-001 (12/03)              37,051.37
#* 7003058-001 (12/03)              12,400.50
#* 7003078-001 (12/03)              25,979.42
#* 7003366-001 (12/03)              70,132.00
#* 7003393-601 (12/03)              53,597.29
                                                     -------------
                                  Totals:            $2,497,425.51

     POOL B

                                    Discounted                                       Discounted
   Lease #                        Present Value                       Lease #      Present Value
-----------------------------------------------                       -------      -------------
#* 2015088-001 (11/03)               9,051.24                                      $        0.00
#* 3447-002 (12/03)                737,641.47
#* 2008734-002 (12/03)               7,743.02
#* 7002345-001 (12/03)               5,775.50

                                                     -------------
                                  Totals:            $  760,211.23

a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                   $  3,257,636.74
b) ADCB AT CLOSING DATE                                                      $462,410,954.84
c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                         0.70%

* ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A NONRECOVERABLE ADVANCE

# NONRECOVERABLE

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 12, 2003

XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED*

POOL A
         Repurchases                                                         $  1,126,541.50

         Substitutions                                                       $            -

POOL B
         Repurchases                                                         $    159,060.10

         Substitutions                                                       $             -

                                                                             ---------------
TOTAL                                                                        $  1,285,601.60

a) DISCOUNTED CONTRACT BALANCES OF ALL DELINQUENT
   CONTRACTS REPURCHASED                                                     $  1,285,601.60
b) ADCB AT  CLOSING DATE                                                     $462,410,954.84
c) (CANNOT EXCEED 15% OVER THE LIFE OF THE POOL)                                        0.28%

* ANY DELINQUENT CONTRACT
  THE SERVICER HAS REPURCHASED FROM THE POOL

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

     POOL A

                                                                                                          Predecessor
                                                                          Discounted      Predecessor      Discounted
Lease #                       Lessee Name                                Present Value      Lease #       Present Value
----------------------------------------------------------------------   -------------    -----------    ---------------
None

                                                                         -------------                   ---------------
                                                 Totals:                 $        0.00                   $          0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                           $          0.00
      b) ADCB OF POOL A AT CLOSING DATE                                                                  $379,271,695.85
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                          $      0.00
b)  Total discounted Contract Balance of Substitute Receivables                           $      0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                       $      0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    Yes            No   X
                                                                                              _____         _____

     POOL B

                                                                                                          Predecessor
                                                                          Discounted      Predecessor      Discounted
Lease #                       Lessee Name                                Present Value      Lease #       Present Value
----------------------------------------------------------------------   -------------    -----------    ---------------
                              NONE

                                                                         -------------                   ---------------
                                                 Totals:                 $        0.00                   $          0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                           $          0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                  $ 83,139,258.99
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
         AGENCY APPROVES)                                                                                           0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE
SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                          $      0.00
b)  Total discounted Contract Balance of Substitute Receivables                           $      0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
Contribution & Servicing Agreement Section 7.02                                           $      0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    Yes            No   X
                                                                                              _____         _____

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 12, 2003

XV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

     POOL A - NON-PERFORMING

                                                                                                          Predecessor
                                                                          Discounted      Predecessor      Discounted
Lease #                       Lessee Name                                Present Value      Lease #       Present Value
----------------------------------------------------------------------   -------------    -----------    ---------------
                              NONE

                                                                         -------------                   ---------------
                                                 Totals:                 $        0.00                   $          0.00

       a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                              0.00
       b) ADCB OF POOL A AT CLOSING DATE                                                                 $379,271,695.85
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                          $      0.00
b)  Total discounted Contract Balance of Substitute Receivables                           $      0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                       $      0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    Yes            No   X
                                                                                               ______       ______

     POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                          Predecessor
                                                                          Discounted      Predecessor      Discounted
Lease #                       Lessee Name                                Present Value      Lease #       Present Value
----------------------------------------------------------------------   -------------    -----------    ---------------
                               NONE

                                                                         -------------                   ---------------
                                                 Totals:                 $        0.00                   $          0.00

       a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                      $          0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                                 $ 83,139,258.99
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                          $      0.00
b)  Total discounted Contract Balance of Substitute Receivables                           $      0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
Contribution & Servicing Agreement Section 7.02                                           $      0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    Yes            No    X
                                                                                               _____         _____

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2003

XVI. POOL PERFORMANCE MEASUREMENTS

1.  AGGREGATE DISCOUNTED CONTRACT BALANCE

    CONTRACTS DELINQUENT > 90 DAYS                            TOTAL OUTSTANDING CONTRACTS
    This Month                              37,373,434.83     This Month                           343,762,068.97
    1 Month Prior                           29,432,966.69     1 Month Prior                        353,931,373.05
    2 Months Prior                          13,557,080.83     2 Months Prior                       362,683,718.89

    Total                                   80,363,482.35     Total                              1,060,377,160.91

    a) 3 MONTH AVERAGE                      26,787,827.45     b) 3 MONTH AVERAGE                   353,459,053.64

    c) a/b                                           7.58%

2.  Does a Delinquency Condition Exist (1c > 6% )?                              Yes  X      No
                                                                                   _____       _____

3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                       Yes  X      No
                                                                                   _____       _____
    B. An Indenture Event of Default has occurred and is then continuing?       Yes         No
                                                                                   _____       _____

4.  Has a Servicer Event of Default occurred?                                   Yes         No
                                                                                   _____       _____
5.  Amortization Event Check

    A. Is 1c > 8% ?                                                             Yes         No   X
                                                                                   _____       _____
    B. Bankruptcy, insolvency, reorganization; default/violation of
       any covenant or obligation not remedied within 90 days?                  Yes         No
                                                                                   _____       _____
    C. As of any Determination date, the sum of all defaulted contracts
       since the Closing date exceeds 6% of the ADCB on the Closing Date?       Yes         No   X
                                                                                   _____       _____

6.  Aggregate Discounted Contract Balance at Closing Date       Balance   $ 462,410,954.84
                                                                          ----------------

     Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                            TOTAL           % of Total
                              A.D.C.B.                     A.D.C.B.           A.D.C.B.
                           -------------                --------------      ----------
30 Days Overdue            42,640,104.40                343,762,068.97        12.404%
60 Days Overdue            11,076,764.63                343,762,068.97         3.222%
90 Days Overdue            11,591,328.17                343,762,068.97         3.372%
120 Days Overdue           16,574,039.64                343,762,068.97         4.821%
150 Days Overdue            9,208,067.02                343,762,068.97         2.679%
180 Days Overdue                    0.00                343,762,068.97         0.000%